--------------------------------------------------------------------------------
                                                                VAN ECK GLOBAL

                                                     Worldwide Insurance Trust
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                                            SEMI-ANNUAL REPORT
                                                                 JUNE 30, 2001




                                                           WORLDWIDE BOND FUND









                          GLOBAL INVESTMENTS SINCE 1955

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The strength of the U.S. dollar continues to be a thorn in the side of global bond investors. While most global bond markets were up in local currency terms for the first half of 2001, the strength of the U.S. dollar negated these positive returns for U.S. investors and brought the total return for all developed bond markets, except that of the United States, into negative territory for this time period. Global investors continue to favor the U.S. dollar based on the belief that the aggressive monetary easing this year by the U.S. Federal Reserve will eventually revive domestic growth at a quicker pace relative to the other major economies.

For the six months ended June 30, 2001, the Worldwide Bond Fund returned -7.33%, underperforming its benchmark, the Salomon Smith Barney World Government Bond Index,* which lost 4.56% in U.S. dollar terms during the same time period.

REVIEW

The U.S. dollar continues to strengthen on the back of one of the most aggressive monetary easing campaigns ever undertaken by the Federal Reserve. The Fed has cut the federal funds target rate six times since the beginning of the year, for a total easing of 275 basis points (2.75%). The U.S. 10-year bond made its low in yield (high in price) toward the end of March and yields headed higher from that point. Bond yields headed higher as bond investors began to worry that the Fed may be easing too aggressively and a rebound in economic activity may lead to inflationary pressures. The U.S. bond market still outperformed all other world bond markets (in U.S. dollar terms) with a return of 2.0% for the first half. The Fund benefited from its overweight position in the U.S. (26.2% of the Fund's total net assets as of June 30) during this time period.

At the beginning of the year, growth prospects appeared more favorable in Europe than in the United States. However, it soon became apparent that the economic downturn plaguing the U.S. would weigh on the Eurozone. The continued weakness of the euro pushed Eurozone inflation levels above the 2% threshold set by the Maastricht Treaty. Since the mandate of the European Central Bank is to target inflation levels and not growth, the hands of the central bankers were tied and they were reluctant to cut rates to support growth. Investors favored the U.S. dollar and the pro-growth policy of the Federal Reserve rather than the hawkish stance of the ECB. This led to the euro weakening by approximately 10% versus the U.S. dollar during the first half of 2001. While the Fund was underweight the euro (29.7% of assets) relative to the Index, the absolute performance of the Fund was negatively impacted by continued euro weakness.

The Fund held overweight positions in Sweden (5.2% of assets) and the UK (11.5% of assets) throughout the first half. Due to the relative outperformance of the British Pound Sterling, the UK was one of the best performing European bond markets for the first six months of 2001 with a U.S. dollar return of -7.1%. Sweden, on the other hand, was the poorest performing developed market in the first half. The Swedish krona weakened considerably in the first quarter as global equity investors continued to reduce exposure to the tech-heavy Swedish equity market. In the second quarter, Swedish bond yields moved higher on the back of disappointing inflation numbers. For the first half, the Swedish bond market returned -13.7% in U.S. dollar terms.

The Fund's exposure to the bond markets of Latin America benefited shareholders. The Fund held positions in dollar-denominated Mexican and Brazilian bonds, which outperformed most other foreign bond markets. The Fund's Brazilian bond position (3.1% of assets) was down approximately 1% through the end of June. Brazilian yields rose as financial turmoil in Turkey and Argentina put pressure on higher yielding bond markets. Our position in Mexico (3.4% of assets) gained over 7% through June as our Mexican corporate bond benefited from a ratings upgrade.

The global economic downturn has not spared Japan and, as of midyear, it appears that Japan is slipping back into recession. In this environment, Japanese bond yields have fallen and the yen has continued to depreciate. The economic malaise that continues to plague Japan as well as the government's attempts to dig the country out of these economic doldrums through fiscal spending have resulted in Japan being the largest issuer of government debt in the world. With the majority of this debt yielding around or

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

below 1%, we continue to find this bond market unattractive. For the first half of 2001, Japanese bonds gained 3.6% in local terms and lost 5.1% in U.S. dollar terms. The Fund had no exposure to Japanese bonds at June 30.

Severe currency weakness in the first quarter hurt the bond markets of both Australia and New Zealand during the first half of 2001. In U.S. dollar terms, Australia was down 8.1% and New Zealand was down 8.7%. We were overweight these resource countries (3.8% and 4.9% of assets, respectively) and saw some recovery in the second quarter. We look for further recovery to take place in the latter half of 2001.

THE OUTLOOK

Following the dramatic monetary stimulus by the Fed and the fiscal stimulus associated with the $1.35 billion tax cut signed into law in June, consensus investor sentiment seems to be that the U.S. economy should pull out of the economic doldrums in the second half of 2001. However, we are becoming more and more skeptical of this scenario and believe that the financial markets are overestimating the pickup in growth that we will see in the second half of the year. While the U.S. consumer has continued to support what little growth we have seen in the first half of the year, the labor market continues to weaken and we feel that this will undermine consumer confidence and consumer spending as we move forward.

Given this scenario, global bonds should perform positively. In this slower growth environment, inflation should head lower on the back of reduced demand and lower commodity prices. A milder economic recovery in the United States may also put some downward pressure on the U.S. dollar as valuations of U.S. assets may appear less attractive to global investors. A strengthening European currency would assist the ECB in bringing inflation back toward targeted levels. European bond markets should outperform in such an environment. The Fund is currently positioned to take advantage of a weaker dollar.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]                     [PHOTO OMITTED]

/s/ CHARLES T. CAMERON              /s/ GREGORY F. KRENZER
----------------------              ----------------------
CHARLES T. CAMERON                  GREGORY F. KRENZER
CO-PORTFOLIO MANAGER                CO-PORTFOLIO MANAGER

July 20, 2001



* The Salomon Smith Barney (SSB) World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT ILLUSTRATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2001

[Data below represents pie chart in printed piece.]

United States                       26.2%

Germany                             17.0%

United Kingdom                      11.5%

France                               5.4%

Sweden                               5.2%

New Zealand                          4.9%

Spain                                3.8%

Australia                            3.8%

Canada                               3.8%

Mexico                               3.4%

Brazil                               3.1%

Ireland                              2.7%

Cash/Equivalents                     9.2%

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
         PRINCIPAL                                         VALUE
COUNTRY   AMOUNT            BONDS                         (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES: 90.8%

AUSTRALIA: 3.8%
                    Australia Government Bond
    AUD 4,700,000   5.75% due 6/15/11                    $ 2,350,242
                                                         -----------
BRAZIL: 3.1%
                    Republic of Brazil Bond
   USD 2,000,000    11.25% due 7/26/07                     1,922,000
                                                         -----------
CANADA: 3.8%
                    Government of Canada Bond
   CAD 3,500,000    7.00% due 9/01/01                      2,324,068
                                                         -----------
FRANCE: 5.4%
                    French Government Bond
   EUR 3,899,695    5.50% due 10/12/01                     3,318,101
                                                         -----------
GERMANY: 17.0%
                    Bundesrepublik Deutschland
                      Bonds
   EUR 3,579,043    7.375% due 1/03/05                     3,303,916
       2,709,847    6.00% due 1/04/07                      2,444,745
       3,000,000    4.75% due 7/04/28                      2,204,912
       3,000,000    4.50% due 7/04/09                      2,470,083
                                                         -----------
                                                          10,423,656
                                                         -----------
IRELAND: 2.7%
                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06                      1,659,998
                                                         -----------
MEXICO: 3.4%
                    Telefonos de Mexico, S.A. Bond
   USD 2,000,000    8.25% due 1/26/06                      2,072,500
                                                         -----------
NEW ZEALAND: 4.9%
                    International Bank for Reconstruction
                      & Development Bond
    NZD 4,000,000   7.50% due 11/30/05                     1,651,158
                    New Zealand Government Bond
   NZD 3,350,000    10.00% due 3/15/02                     1,399,095
                                                         -----------
                                                           3,050,253

SPAIN: 3.8%
                    Spanish Government Bond
   EUR 3,000,000    4.00% due 1/31/10                      2,318,238
                                                         -----------
SWEDEN: 5.2%
                    Swedish Government Bonds
   SEK 5,000,000    10.25% due 5/05/03                       503,736
      28,000,000    6.00% due 2/09/05                      2,660,098
                                                         -----------
                                                           3,163,834
                                                         -----------
UNITED KINGDOM: 11.5%
                    Great Britain Government
                      Bonds
    GBP 2,250,000   8.00% due 6/10/03                      3,326,247
        2,400,000   7.50% due 12/07/06                     3,704,837
                                                         -----------
                                                           7,031,084
                                                         -----------
UNITED STATES: 26.2%
                    U.S. Treasury Notes
   USD 2,000,000    6.50% due 8/15/05*                     2,118,184
       1,000,000    5.875% due 9/30/02*                    1,022,363
       5,000,000    5.50% due 5/15/09*                     5,045,510
                    U.S. Treasury Bonds
       3,000,000    6.625% due 2/15/27*                    3,287,265
       5,000,000    5.25% due 2/15/29*                     4,578,714
                                                         -----------
                                                          16,052,036
                                                         -----------
TOTAL BONDS AND NOTES: 90.8%
(COST: $64,321,675)                                       55,686,010
                                                         -----------

PRINCIPAL
AMOUNT              SHORT-TERM OBLIGATIONS: 7.3%
--------------------------------------------------------------------
    USD 3,000,000   U.S. Treasury Bill
                    3.40% due 8/30/01                      2,983,000

                                    DATE OF
                                    MATURITY    COUPON
--------------------------------------------------------------------
Repurchase Agreement
(Note 8): Purchased on 6/29/00;
maturity value USD1,505,477
(with State Street Bank & Trust
Co., collateralized by
USD1,520,000 Federal Home Loan
Bank Association--
5.30% due 11/07/03 with a
value of USD1,537,100)
(Cost: $1,505,000)                   7/02/01    3.80%      1,505,000
                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
(COST: $4,488,000)                                         4,488,000

TOTAL INVESTMENTS: 98.1%
(COST: $68,809,675)                                       60,174,010

OTHER ASSETS LESS LIABILITIES:
  1.9%                                                     1,173,018
                                                         -----------
NET ASSETS: 100%                                         $61,347,028
                                                         ===========
------------------
* These securities are segregated as collateral for forward foreign currency contracts.

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)


ASSETS:
Investments, at value (cost $68,809,675) (Note 1) ...........................................     $ 60,174,010
Cash ........................................................................................          115,959
Receivables:
    Interest ................................................................................        1,333,099
    Capital shares sold .....................................................................          132,085
                                                                                                  ------------
Total assets liabilities: ...................................................................       61,755,153
                                                                                                  ------------
Payables:
    Unrealized depreciation on forward foreign currency contracts (Note 4) ..................          258,457
    Capital shares redeemed .................................................................           62,607
    Due to adviser ..........................................................................           49,751
Accounts payable ............................................................................           37,310
                                                                                                  ------------
Total liabilities ...........................................................................          408,125
                                                                                                  ------------
Net assets ..................................................................................     $ 61,347,028
                                                                                                  ============
Shares outstanding ..........................................................................        6,666,408
                                                                                                  ============
Net asset value, redemption price and offering price per share ..............................     $       9.20
                                                                                                  ============
Net assets consist of:
    Aggregate paid in capital ...............................................................     $ 74,585,273
    Unrealized depreciation of investments, forward foreign currency
      contracts and foreign currency transactions ...........................................       (8,935,786)
    Undistributed net investment income .....................................................          719,107
    Accumulated realized loss ...............................................................       (5,021,566)
                                                                                                  ------------
                                                                                                  $ 61,347,028
                                                                                                  ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INCOME:
Interest income (net of foreign taxes withheld of $1,803) (Note 1) ................               $  2,026,480

EXPENSES:
Management (Note 2) ...............................................................  $ 335,917
Interest (Note 7) .................................................................     30,432
Professional fees .................................................................     17,195
Reports to shareholders ...........................................................     17,079
Trustees' fees and expenses .......................................................     12,236
Custodian .........................................................................      8,397
Transfer agent ....................................................................      5,981
Other .............................................................................      8,955
                                                                                    ----------
Total expenses ....................................................................                    436,192
                                                                                                  ------------
Net investment income .............................................................                  1,590,288
                                                                                                  ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):

Realized gain from security transactions ..........................................                    277,647
Realized loss from foreign currency transactions ..................................                 (2,781,189)
Change in unrealized depreciation of investments ..................................                 (4,217,912)
Change in unrealized depreciation of forward foreign currency contracts
  and foreign currency transactions ...............................................                   (173,733)
                                                                                                  ------------
Net realized and unrealized loss on investments, forward foreign currency
     contracts and foreign currency transactions ..................................                 (6,895,187)
                                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................               $ (5,304,899)
                                                                                                  ============

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS ENDED      YEAR ENDED
                                                                                             JUNE 30, 2001      DECEMBER 31,
                                                                                              (UNAUDITED)            2000
                                                                                           ----------------     -------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ...............................................................     $ 1,590,288         $ 3,868,631
   Realized gain (loss) from security transactions .....................................         277,647            (525,495)
   Realized loss from foreign currency transactions ....................................      (2,781,189)         (2,433,742)
   Change in unrealized depreciation of investments ....................................      (4,217,912)            (34,930)
   Change in unrealized depreciation of forward foreign currency contracts
      and foreign currency transactions ................................................        (173,733)            (25,703)
                                                                                            ------------        ------------
   Net increase (decrease) in net assets resulting from operations .....................      (5,304,899)            848,761
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................................      (2,820,766)         (4,089,654)

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .......................................................     226,970,857         101,992,714
   Reinvestment of dividends and distributions .........................................       2,820,766           4,089,654
   Cost of shares reacquired ...........................................................    (234,401,506)       (113,633,878)
                                                                                            ------------        ------------
   Net decrease in net assets resulting from capital share transactions ................      (4,609,883)         (7,551,510)
                                                                                            ------------        ------------
   Total decrease in net assets ........................................................     (12,735,548)        (10,792,403)
NET ASSETS:
   Beginning of period .................................................................      74,082,576          84,874,979
                                                                                            ------------        ------------
   End of period (including undistributed net investment income of
     $719,107 and $2,724,477 respectively) .............................................    $ 61,347,028        $ 74,082,576
                                                                                            ============        ============
SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF
   $.001 PAR VALUE SHARES AUTHORIZED)
   Shares sold .........................................................................      23,322,440          10,132,789
   Reinvestment of dividends and distributions .........................................         285,792             410,608
   Shares reacquired ...................................................................     (24,083,645)        (11,338,062)
                                                                                            ------------        ------------
   Net decrease ........................................................................        (475,413)           (794,665)
                                                                                            ============        ============




                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                  FOR THE
                                SIX MONTHS                                                       EIGHT MONTHS
                                   ENDED                  YEAR ENDED DECEMBER 31,                   ENDED       YEAR ENDED
                               JUNE 30, 2001  -----------------------------------------------    DECEMBER 31,    APRIL 30,
                                (UNAUDITED)     2000         1999         1998          1997         1996          1996
                               -------------  --------      -------     -------      --------   -------------   ----------
Net Asset Value,
   Beginning of Period .........  $ 10.37      $ 10.69     $  12.28     $  10.99     $  11.10     $  10.88      $  11.46
                                  -------      -------     --------     --------     --------     --------      --------
Income From
   Investment Operations:
   Net Investment Income .......     0.28         0.52         0.61         0.57         0.48         0.36          0.58
   Net Realized and
     Unrealized Gain (Loss) on
     Investments and Foreign
     Currency Transactions .....    (1.01)       (0.34)       (1.52)        0.82        (0.23)        0.17         (0.34)
                                  -------      -------     --------     --------     --------     --------      --------
Total from
   Investment Operations .......    (0.73)        0.18        (0.91)        1.39         0.25         0.53          0.24
                                  -------      -------     --------     --------     --------     --------      --------
Less Dividends and Distributions:
   Dividends from
   Net Investment Income .......    (0.44)       (0.50)       (0.47)       (0.10)       (0.36)       (0.31)        (0.82)
Distributions from
   Realized Capital Gains ......       --           --        (0.21)          --           --           --            --
                                  -------      -------     --------     --------     --------     --------      --------
Total Dividends and
   Distributions ...............    (0.44)       (0.50)       (0.68)       (0.10)       (0.36)       (0.31)        (0.82)
                                  -------      -------     --------     --------     --------     --------      --------
Net Asset Value,
   End of Period ...............  $  9.20      $ 10.37     $  10.69     $  12.28     $  10.99     $  11.10      $  10.88
                                  =======      =======     ========     ========     ========     ========      ========
Total Return (a) ...............    (7.33)%       1.88%       (7.82)%      12.75%        2.38%        4.98%         2.07%

======================================================================================================================

RATIOS/SUPPLEMENTARY DATA
Net Assets,
   End of Period (000) .........  $61,347      $74,083      $84,875     $119,283     $112,461     $118,676      $107,541
Ratio of Gross Expenses to
   Average Net Assets ..........     1.29%(b)     1.21%        1.22%        1.15%        1.12%        1.17%(b)      1.10%
Ratio of Net Expenses to
   Average Net Assets ..........     1.20%(b)(c)  1.15%(c)     1.22%        1.15%        1.12%        1.16%(b)      1.08%
Ratio of Net Investment
   Income to Average
   Net Assets ..................     4.72%(b)     5.14%        4.92%        4.72%        4.31%        4.99%(b)      5.26%
Portfolio Turnover Rate ........     9.68%       19.14%       46.84%       30.59%      135.36%       73.95%       208.05%

--------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(b) Annualized.
(c) Excluding interest expense.

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $6,212,652 and $10,157,126 respectively, for the six months ended June 30, 2001. For federal income tax purposes, the identified cost of investments owned at June 30, 2001 was $64,321,675. At June 30, 2001, net unrealized depreciation for federal income tax purposes aggregated $8,635,665, of which $509,021 related to appreciated securities and $9,144,686 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $2,627,647, $1,176,682 expiring December 31, 2007 and $1,450,965 expiring December 31, 2008.

NOTE 4--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2001, the Fund had the following outstanding forward foreign currency contracts:

                           VALUE AT
                          SETTLEMENT      CURRENT      UNREALIZED
CONTRACTS                    DATE          VALUE      DEPRECIATION
---------                 ----------      -------     ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY  2,200,000,000
     Expiring 9/19/01    $18,037,325    $17,794,506    $(242,819)

FORWARD FOREIGN CURRENCY SELL CONTRACT:
GBP 2,250,000
     Expiring 9/19/01      3,159,787      3,175,425      (15,638)
                                                       ---------
                                                       $(258,457)
                                                       ---------

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2001, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $34,455.

NOTE 7--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months June 30, 2001, the Fund borrowed an average daily amount of $1,151,913 at a weighted average interest rate of 5.31% under the Facility. At June 30, 2001, there were no outstanding borrowings under the Facility.

NOTE 8--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

[GRAPHIC OMITTED]
VAN ECK GLOBAL



                                                            [GRAPHIC OMITTED]
                                                          Retire on YOUR Terms
Investment Adviser: Van Eck Associates Corporation         VARIABLE ANNUITIES
      Distributor:  Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016   www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.